SUPPLEMENT DATED MAY 1, 2003 TO THE PROSPECTUS

DATED MAY 1, 2003

JNL® SERIES TRUST

For the AIM/JNL Premier Equity II Fund, the section entitled “The Sub-Adviser and Portfolio Management” should be deleted and replaced in its entirety with the following paragraph:

The Sub-Adviser and Portfolio Management. The sub-adviser to the AIM/JNL Premier Equity II Fund is AIM Capital Management, Inc. (“AIM”), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 190 mutual funds and separate accounts which total approximately $124 billion in total net assets as of December 31, 2002. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

o Robert A. Shelton, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Kellie Veazey, Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Abel Garcia, Senior Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 2000. From 1984 to 2000, he was Senior Portfolio Manager for Waddell & Reed.

o Meggan M. Walsh, Senior Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 1991.

o Michael Yellen, Senior Portfolio Manager, has been responsible for the Fund since 2003 and has been associated with AIM and/or its affiliates since 1994.

This Supplement is dated May 1, 2003.

(To be used with VC2440 Rev. 05/03, HR105 Rev. 05/03, VC4224 Rev. 05/03, VC5526 Rev 05/03, VC3656 Rev. 05/03, VC3657 Rev. 05/03, NV3174CE Rev. 05/03, NV4224 05/03, NV5526 05/03 and NV3784 Rev. 05/03.)

V5737 05/03